UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21759

Name of Fund: BlackRock Long-Horizon Equity Fund

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Long-Horizon

    Equity Fund, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2017

Date of reporting period: 04/30/2017

Item 1 – Report to Stockholders

APRIL 30, 2017

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Long-Horizon Equity Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended April 30, 2017, risk assets, such as stocks and high-yield bonds, delivered strong performance. These markets showed great resilience during a period with big surprises, including the United Kingdom’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. However, high-quality assets with more interest rate sensitivity struggled. U.S. Treasuries posted negative returns as rising energy prices, modest wage increases and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and uncertainty. Reflationary expectations accelerated after the U.S. election and continued into the beginning of 2017, stoked by expectations that the new presidential administration’s policies would provide an extra boost to U.S. growth. More recently, however, growing skepticism about the likelihood of significant near-term U.S. tax reform and infrastructure spending has tempered enthusiasm around the reflation trade. Nonetheless, markets have remained generally positive thus far in 2017 and continue to exhibit low levels of volatility by historical standards. Although political uncertainty persisted, benign credit conditions and expectations for economic growth have kept markets fairly tranquil. The period ended with a global risk asset rally following centrist Emmanuel Macron’s win in the first round of the French presidential election and better-than-expected U.S. and European corporate earnings.

Although economic momentum is gaining traction, the capacity for rapid global growth is restrained by structural factors, including an aging population, low productivity growth and excess savings, as well as cyclical factors, like the Fed moving toward the normalization of monetary policy and the length of the current expansion. Tempered economic growth and high valuations across most assets have set the stage for muted returns going forward.

Equity markets still present opportunities, although the disparity between winners and losers is widening — a dynamic that increases both the risk and return potential of active investing. Fixed income investors are also facing challenges as many sectors are exhibiting higher valuations while rates remain at historically low levels.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	13.32%	17.92%
U.S. small cap equities (Russell 2000® Index)	18.37	25.63
International equities (MSCI Europe, Australasia, Far East Index)	11.47	11.29
Emerging market equities (MSCI Emerging Markets Index)	8.88	19.13
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.23	0.40
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(3.13)	(2.68)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.67)	0.83
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.41)	0.57
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.30	13.29
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2017	3

Fund Summary as of April 30, 2017

Investment Objective

BlackRock Long-Horizon Equity Fund’s (the “Fund”) investment objective is to provide high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended April 30, 2017, the Fund outperformed its benchmark, the MSCI All Country World Index (“ACWI”).

What factors influenced performance?

•

During the period, stock selection within industrials made the largest contribution to Fund performance. Stock selection within consumer staples also supported returns. The Fund’s position in telecommunication services conglomerate Comcast Corp. was the largest individual contributor to returns, as investors recognized the company’s strong competitive position and pricing power. Holdings in managed health care company UnitedHealth Group, Inc. also were additive as the company reported strong results in the first quarter of 2017.

•

The Fund’s overall stock selection within health care detracted from returns. Stock selection within the consumer discretionary segment also hindered results. The Fund’s position in AutoZone, Inc. was the largest individual detractor, as investors feared that pressure from online retailers as well as a warmer-than-expected winter would negatively impact the company’s earnings. Holdings in health care information technology company Cerner Corp. also weighed on returns due to investor concern about the effect that the Trump administration’s policies could have on hospital capital spending.

Describe recent portfolio activity.

•

The Fund reduced exposure to the United States and added to international holdings, including emerging markets, as the investment adviser views opportunities outside of the United States as more attractive. The Fund also significantly reduced exposure to health care, while adding to its allocations within consumer staples, information technology (“IT”) and industrials.

Describe portfolio positioning at period end.

•	As of period end, the Fund’s most significant weightings were within health care and IT. The Fund had no exposure to energy, real estate, telecommunication services or utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets

Mastercard, Inc.	5%
British American Tobacco PLC	5
Medtronic PLC	4
Danaher Corp.	4
AutoZone, Inc.	4
Colgate-Palmolive Co.	4
Assa Abloy AB	4
Deutsche Post AG, Registered Shares	4
Comcast Corp.	4
Estee Lauder Cos., Inc.	4

Geographic Allocation	Percent of Net Assets

United States	58%
United Kingdom	12
Sweden	8
Ireland	5
Germany	4
India	3
Japan	3
China	3
Netherlands	3
Short-Term Securities	1

4	BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2017

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]

The Fund will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund’s total returns prior to October 15, 2012 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Global Dynamic Equity Fund.”

[3]

This unmanaged index is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

Performance Summary for the Period Ended April 30, 2017

		Average Annual Total Returns[2,4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	12.94%	9.48%	N/A	6.81%	N/A	4.04%	N/A
Investor A	12.82	9.16	3.43%	6.52	5.37%	3.75	3.20%
Investor B	12.29	8.22	3.72	5.55	5.22	3.07	3.07
Investor C	12.30	8.33	7.33	5.71	5.71	2.96	2.96
Class R	12.57	8.81	N/A	6.05	N/A	3.35	N/A
MSCI ACWI	11.76	15.14	N/A	8.96	N/A	3.71	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2017	5

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor B Shares are subject to a maximum CDSC of 4.50%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of

0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

6	BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2017

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on November 1, 2016 and held through April 30, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During the Period[1]	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,129.40	$5.44	$1,000.00	$1,019.69	$5.16	1.03%
Investor A	$1,000.00	$1,128.20	$6.81	$1,000.00	$1,018.40	$6.46	1.29%
Investor B	$1,000.00	$1,122.90	$12.00	$1,000.00	$1,013.49	$11.38	2.28%
Investor C	$1,000.00	$1,123.00	$10.95	$1,000.00	$1,014.48	$10.39	2.08%
Class R	$1,000.00	$1,125.70	$8.96	$1,000.00	$1,016.36	$8.50	1.70%

[1]

Expenses for the Fund are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2017	7

Schedule of Investments April 30, 2017 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
China — 2.9%
ANTA Sports Products Ltd.	3,079,000	$8,641,880
Germany — 4.1%
Deutsche Post AG, Registered Shares	341,050	12,258,633
India — 3.3%
HDFC Bank Ltd.	412,687	10,065,896
Ireland — 4.4%
Medtronic PLC	160,457	13,332,372
Japan — 3.1%
Olympus Corp.	244,200	9,415,819
Netherlands — 2.7%
ASML Holding NV	60,720	8,028,958
Sweden — 8.1%
Assa Abloy AB, Class B	574,768	12,440,772
Hexagon AB, Class B	274,436	11,943,683

		24,384,455
United Kingdom — 12.3%
AstraZeneca PLC	140,350	8,405,471
British American Tobacco PLC	222,141	15,008,575
Lloyds Banking Group PLC	5,288,872	4,752,184
Shire PLC	146,193	8,619,348

		36,785,578
United States — 55.7%
Alphabet, Inc., Class C (a)	12,259	11,106,164
AutoZone, Inc. (a)	18,191	12,591,628
Colgate-Palmolive Co.	174,394	12,563,344
Comcast Corp., Class A	311,855	12,221,597
Danaher Corp.	154,668	12,888,484
Estee Lauder Cos., Inc., Class A	139,537	12,159,254
First Republic Bank	93,677	8,661,375
H&R Block, Inc.	242,546	6,012,715
Honeywell International, Inc.	80,490	10,555,459
International Paper Co.	161,826	8,733,749
Intuit, Inc.	94,377	11,816,944
Liberty Media Corp. — Liberty Formula One, (Acquired 1/23/17, cost $699,256) (a)(b)	25,478	871,173
Mastercard, Inc., Class A	131,002	15,238,153
Stericycle, Inc. (a)(c)	120,706	10,301,050
Union Pacific Corp.	95,581	10,701,249
UnitedHealth Group, Inc.	62,103	10,860,573

		167,282,911
Total Common Stocks — 96.6%		290,196,502

Corporate Bonds	Par (000)	Value
China — 0.0%
China Milk Products Group Ltd., 0.00%, 1/15/2012 (a)(d)(e)	$1,000	$5,000
United Kingdom — 0.1%
Delta Topco Ltd., (Acquired 1/23/17, cost $149,684), 2.00%, 7/23/19 (b)(f)	119	177,874
Total Corporate Bonds — 0.1%		182,874

Preferred Stock — 2.5%	Shares
United States — 2.5%
Proteus Digital Health, (Acquired 7/22/14, cost $7,000,007), 0.00% (a)(b)	532,725	7,442,168
Total Preferred Securities — 2.5%		7,442,168
Total Long-Term Investments (Cost — $255,607,377) — 99.2%		297,821,544

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.64% (g)(h)	1,871,005	1,871,005

	Beneficial Interest (000)
SL Liquidity Series, LLC, Money Market Series, 1.09% (g)(h)(i)	$2,315	2,315,319
Total Short-Term Securities (Cost — $4,186,288) — 1.4%		4,186,324
Total Investments (Cost — $259,793,665) — 100.6%		302,007,868
Liabilities in Excess of Other Assets — (0.6)%		(1,817,092)

Net Assets — 100.0%		$300,190,776

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $8,491,215 and an original cost of $7,848,947, which was 2.8% of its net assets.

(c)	Security, or a portion of the security, is on loan.

(d)	Zero-coupon bond.

(e)	Issuer filed for bankruptcy and/or is in default.

(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

See Notes to Financial Statements.

8	BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2017

Schedule of Investments (continued)

(g)	During the six months ended April 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2016	Net Activity	Shares/ Beneficial Interest Held at April 30, 2017	Value at April 30, 2017	Income		Net Realized Gain (Loss)	Change in Unrealized Appreciation
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	1,871,005	1,871,005	$1,871,005	$4,607		—	—
SL Liquidity Series, LLC, Money Market Series	94,353	2,220,503	2,314,856	2,315,319	2,692	[1]	$(86)	$27
Total				$4,186,324	$7,299		$(86)	$27

[1]    Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(h)	Current yield as of period end.

(i)	Security was purchased with the cash collateral from loaned securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
China	—	$8,641,880	—	$8,641,880
Germany	—	12,258,633	—	12,258,633
India	—	10,065,896	—	10,065,896
Ireland	$13,332,372	—	—	13,332,372
Japan	—	9,415,819	—	9,415,819
Netherlands	—	8,028,958	—	8,028,958
Sweden	—	24,384,455	—	24,384,455
United Kingdom	—	36,785,578	—	36,785,578
United States	166,411,738	871,173	—	167,282,911
Corporate Bonds	—	—	$182,874	182,874
Preferred Stock	—	—	7,442,168	7,442,168
Short-Term Securities	1,871,005	—	—	1,871,005

Subtotal	$181,615,115	$110,452,392	$7,625,042	$299,692,549

Investments Valued at NAV[1]				2,315,319

Total Investments	$181,615,115	$110,452,392	$7,625,042	$302,007,868

[1] As of April 30, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the six months ended April 30, 2017, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2017	9

Schedule of Investments (concluded)

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stock	Corporate Bonds	Preferred Stocks	Total
Assets:
Opening Balance, as of October 31, 2016	$46,788	$1,592,557	$7,053,279	$8,692,624
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	(349,150)	(636,759)	—	(985,909)
Net change in unrealized appreciation (depreciation)[1,2]	915,745	45,894	388,889	1,350,528
Purchases		308,374	—	308,374
Sales	(613,383)	(1,127,192)	—	(1,740,575)

Closing Balance as of April 30, 2017	—	$182,874	$7,442,168	$7,625,042

Net change in unrealized appreciation (depreciation) on investments held as of April 30, 2017	—	$23,190	$388,889	$412,079

[1] Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[2]    Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at April 30, 2017, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $5,000. A significant change in such third party pricing information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Corporate Bonds	$177,874	Market	Yield[1]	11.25%
			Volatility[2]	36.30%
Preferred Stocks	7,442,168	Income	Unlevered beta[2]	1.01
			Private Equity Premium[2]	7.00%
			Company Specific Premium[2]	14.60%

Total	$7,620,042

[1] Increase in unobservable input may result in a significant decrease to value, while a decrease in the unobservable input may result in a significant increase to value.
[2] Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

10	BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2017

Statements of Assets and Liabilities

Assets
Investments at value — unaffiliated (including securities loaned at value of $2,256,816) (cost — $255,607,377)	$297,821,544
Investments at value — affiliated (cost — $4,186,288)	4,186,324
Foreign currency at value (cost — $966)	974
Receivables:
Dividends — unaffiliated	1,374,503
Capital shares sold	403,843
Dividends — affiliated	1,125
Interest — unaffiliated	627
Securities lending income — affiliated	503
Prepaid expenses	38,717
Other assets	271,085

Total assets	304,099,245

Liabilities
Cash collateral on securities loaned at value	2,313,938
Payables:
Capital shares redeemed	937,048
Other accrued expenses	373,891
Investment advisory fees	193,692
Service and distribution fees	86,455
Other affiliates	2,532
Officer’s and Directors’ fees	913

Total liabilities	3,908,469

Net Assets	$300,190,776

Net Assets Consist of
Paid-in capital	$264,396,873
Undistributed net investment income	645,741
Accumulated net realized loss	(7,032,662)
Net unrealized appreciation (depreciation)	42,180,824

Net Assets	$300,190,776

Net Asset Value
Institutional — Based on net assets of $44,598,942 and 3,707,797 shares outstanding, unlimited shares authorized, $0.10 par value	$12.03

Investor A — Based on net assets of $196,939,302 and 16,385,041 shares outstanding, unlimited shares authorized, $0.10 par value	$12.02

Investor B — Based on net assets of $52,888 and 4,322 shares outstanding, unlimited shares authorized, $0.10 par value	$12.24

Investor C — Based on net assets of $55,870,414 and 4,672,279 shares outstanding, unlimited shares authorized, $0.10 par value	$11.96

Class R — Based on net assets of $2,729,230 and 226,318 shares outstanding, unlimited shares authorized shares authorized, $0.10 par value	$12.06

See Notes to Financial Statements.

BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2017	11

Statement of Operations

Six Months Ended April 30, 2017 (Unaudited)

Investment Income
Dividends — unaffiliated	$2,751,827
Interest — unaffiliated	38,413
Dividends — affiliated	4,607
Securities lending income — affiliated — net	2,692
Foreign taxes withheld	(47,263)

Total investment income	2,750,276

Expenses
Investment advisory	1,194,013
Service and distribution — class specific	546,343
Transfer agent — class specific	175,512
Professional	61,782
Accounting services	45,146
Registration	36,411
Printing	20,407
Officer and Trustees	10,388
Custodian	9,537
Miscellaneous	14,088

Total expenses	2,113,627
Less:
Fees waived by the Manager	(728)
Fees paid indirectly	(316)
Transfer agent fees reimbursed — class specific	(909)

Total expenses after fees waived, paid indirectly and/or reimbursed	2,111,674

Net investment income	638,602

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(382,971)
Investments — affiliated	(86)
Foreign currency transactions	22,359

(360,698)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	35,601,272
Investments — affiliated	27
Foreign currency translations	4,028

35,605,327

Net realized and unrealized gain	35,244,629

Net Increase in Net Assets Resulting from Operations	$35,883,231

See Notes to Financial Statements.

12	BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2017

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

Operations
Net investment income	$638,602	$1,787,179
Net realized loss	(360,698)	(6,603,065)
Net change in unrealized appreciation (depreciation)	35,605,327	(33,880,052)

Net increase (decrease) in net assets resulting from operations	35,883,231	(38,695,938)

Distributions to Shareholders[1]
From net investment income:
Institutional	(408,395)	(694,578)
Investor A	(1,222,669)	(1,763,202)
Class R	(1,632)	(11,003)
From net realized gain:
Institutional	—	(4,628,985)
Investor A	—	(17,251,277)
Investor B	—	(47,152)
Investor C	—	(6,349,186)
Class R	—	(241,152)

Decrease in net assets resulting from distributions to shareholders	(1,632,696)	(30,986,535)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(48,958,528)	(65,963,406)

Net Assets
Total decrease in net assets	(14,707,993)	(135,645,879)
Beginning of period	314,898,769	450,544,648

End of period	$300,190,776	$314,898,769

Undistributed net investment income, end of period	$645,741	$1,639,835

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2017	13

Financial Highlights

	Institutional
	Six Months Ended April 30, 2017 (Unaudited)		Year Ended October 31,
			2016	2015	2014	2013[1]	2012[1]

Per Share Operating Performance
Net asset value, beginning of period	$10.75		$12.80	$15.27	$14.48	$12.43	$11.98

Net investment income[2]	0.05		0.10	0.13	0.19	0.15	0.14
Net realized and unrealized gain (loss)	1.33		(1.21)	(0.22)	1.11	2.56	0.64

Net increase (decrease) from investment operations	1.38		(1.11)	(0.09)	1.30	2.71	0.78

Distributions:[3]
From net investment income	(0.10)		(0.12)	(0.19)	(0.18)	(0.37)	(0.33)
From net realized gain	—		(0.82)	(2.19)	(0.33)	(0.29)	—

Total distributions	(0.10)		(0.94)	(2.38)	(0.51)	(0.66)	(0.33)

Net asset value, end of period	$12.03		$10.75	$12.80	$15.27	$14.48	$12.43

Total Return[4]
Based on net asset value	12.94%	[5]	(9.06)%	(0.28)%	9.36%	22.71%	6.93%

Ratios to Average Net Assets
Total expenses	1.03%	[6]	1.02%	0.98%	0.95%	0.98%	1.01%

Total expenses after fees waived, paid indirectly and/or reimbursed	1.03%	[6]	1.02%	0.98%	0.95%	0.98%	1.00%

Net investment income	0.83%	[6]	0.88%	0.95%	1.31%	1.12%	1.17%

Supplemental Data
Net assets, end of period (000)	$44,599		$44,983	$72,806	$83,466	$130,942	$138,976

Portfolio turnover rate	17%		80%	71%	45%	11%	112%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

14	BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2017

Financial Highlights (continued)

	Investor A
	Six Months Ended April 30, 2017 (Unaudited)		Year Ended October 31,
			2016	2015	2014	2013[1]	2012[1]

Per Share Operating Performance
Net asset value, beginning of period	$10.72		$12.76	$15.23	$14.43	$12.40	$11.95

Net investment income[2]	0.03		0.07	0.09	0.14	0.11	0.12
Net realized and unrealized gain (loss)	1.34		(1.21)	(0.22)	1.13	2.55	0.63

Net increase (decrease) from investment operations	1.37		(1.14)	(0.13)	1.27	2.66	0.75

Distributions:[3]
From net investment income	(0.07)		(0.08)	(0.15)	(0.14)	(0.34)	(0.30)
From net realized gain	—		(0.82)	(2.19)	(0.33)	(0.29)	—

Total distributions	(0.07)		(0.90)	(2.34)	(0.47)	(0.63)	(0.30)

Net asset value, end of period	$12.02		$10.72	$12.76	$15.23	$14.43	$12.40

Total Return[4]
Based on net asset value	12.82%	[5]	(9.32)%	(0.55)%	9.09%	22.32%	6.62%

Ratios to Average Net Assets
Total expenses	1.29%	[6]	1.28%	1.25%	1.22%	1.27%	1.28%

Total expenses after fees waived, paid indirectly and/or reimbursed	1.29%	[6]	1.28%	1.25%	1.22%	1.27%	1.28%

Net investment income	0.55%	[6]	0.60%	0.69%	0.96%	0.82%	1.04%

Supplemental Data
Net assets, end of period (000)	$196,939		$201,001	$273,185	$330,524	$354,562	$353,237

Portfolio turnover rate	17%		80%	71%	45%	11%	112%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2017	15

Financial Highlights (continued)

	Investor B
	Six Months Ended April 30, 2017 (Unaudited)		Year Ended October 31,
			2016	2015	2014	2013[1]	2012[1]

Per Share Operating Performance
Net asset value, beginning of period	$10.90		$12.99	$15.37	$14.43	$12.39	$11.90

Net investment income (loss)[2]	(0.04)		(0.03)	(0.04)	0.02	0.00 [3]	0.02
Net realized and unrealized gain (loss)	1.38		(1.24)	(0.22)	1.14	2.55	0.64

Net increase (decrease) from investment operations	1.34		(1.27)	(0.26)	1.16	2.55	0.66

Distributions:[4]
From net investment income	—		—	—	—	(0.22)	(0.17)
From net realized gain	—		(0.82)	(2.12)	(0.22)	(0.29)	—

Total distributions	—		(0.82)	(2.12)	(0.22)	(0.51)	(0.17)

Net asset value, end of period	$12.24		$10.90	$12.99	$15.37	$14.43	$12.39

Total Return[5]
Based on net asset value	12.29%	[6]	(10.19)%	(1.51)%	8.13%	21.26%	5.76%

Ratios to Average Net Assets
Total expenses	2.45%	[7]	2.27%	2.20%	2.14%	2.11%	2.12%

Total expenses after fees waived, paid indirectly and/or reimbursed	2.28%	[7]	2.24%	2.19%	2.13%	2.11%	2.12%

Net investment income (loss)	(0.75)%	[7]	(0.29)%	(0.31)%	0.13%	0.01%	0.18%

Supplemental Data
Net assets, end of period (000)	$53		$257	$893	$2,388	$6,200	$8,868

Portfolio turnover rate	17%		80%	71%	45%	11%	112%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

See Notes to Financial Statements.

16	BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2017

Financial Highlights (continued)

	Investor C
	Six Months Ended April 30, 2017 (Unaudited)		Year Ended October 31,
			2016	2015	2014	2013[1]	2012[1]

Per Share Operating Performance
Net asset value, beginning of period	$10.65		$12.68	$15.14	$14.33	$12.32	$11.85

Net investment income (loss)[2]	(0.01)		(0.02)	(0.01)	0.03	0.01	0.03
Net realized and unrealized gain (loss)	1.32		(1.19)	(0.21)	1.12	2.53	0.64

Net increase (decrease) from investment operations	1.31		(1.21)	(0.22)	1.15	2.54	0.67

Distributions:[3]
From net investment income	—		—	(0.05)	(0.01)	(0.24)	(0.20)
From net realized gain	—		(0.82)	(2.19)	(0.33)	(0.29)	—

Total distributions	—		(0.82)	(2.24)	(0.34)	(0.53)	(0.20)

Net asset value, end of period	$11.96		$10.65	$12.68	$15.14	$14.33	$12.32

Total Return[4]
Based on net asset value	12.30%	[5]	(9.95)%	(1.28)%	8.23%	21.36%	5.85%

Ratios to Average Net Assets
Total expenses	2.08%	[6]	2.05%	2.01%	1.99%	2.04%	2.05%

Total expenses after fees waived, paid indirectly and/or reimbursed	2.08%	[6]	2.05%	2.01%	1.99%	2.03%	2.05%

Net investment income (loss)	(0.26)%	[6]	(0.16)%	(0.08)%	0.19%	0.05%	0.26%

Supplemental Data
Net assets, end of period (000)	$55,870		$65,842	$99,939	$122,305	$134,124	$133,374

Portfolio turnover rate	17%		80%	71%	45%	11%	112%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2017	17

Financial Highlights (concluded)

	Class R
	Six Months Ended April 30, 2017 (Unaudited)		Year Ended October 31,
			2016	2015	2014	2013[1]	2012[1]

Per Share Operating Performance
Net asset value, beginning of period	$10.72		$12.76	$15.21	$14.38	$12.36	$11.89

Net investment income[2]	0.01		0.02	0.03	0.07	0.06	0.07
Net realized and unrealized gain (loss)	1.34		(1.20)	(0.22)	1.13	2.54	0.63

Net increase (decrease) from investment operations	1.35		(1.18)	(0.19)	1.20	2.60	0.70

Distributions:[3]
From net investment income	(0.01)		(0.04)	(0.07)	(0.04)	(0.29)	(0.23)
From net realized gain	—		(0.82)	(2.19)	(0.33)	(0.29)	—

Total distributions	(0.01)		(0.86)	(2.26)	(0.37)	(0.58)	(0.23)

Net asset value, end of period	$12.06		$10.72	$12.76	$15.21	$14.38	$12.36

Total Return[4]
Based on net asset value	12.57%	[5]	(9.68)%	(0.99)%	8.56%	21.87%	6.17%

Ratios to Average Net Assets
Total expenses	1.76%	[6]	1.71%	1.78%	1.79%	1.86%	1.82%

Total expenses after fees waived, paid indirectly and/or reimbursed	1.70%	[6]	1.69%	1.70%	1.70%	1.69%	1.69%

Net investment income	0.14%	[6]	0.20%	0.21%	0.51%	0.45%	0.62%

Supplemental Data
Net assets, end of period (000)	$2,729		$2,816	$3,721	$3,751	$4,848	$6,853

Portfolio turnover rate	17%		80%	71%	45%	11%	112%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

18	BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2017

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Long-Horizon Equity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as diversified. The Fund is organized as a Delaware statutory trust.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. Investor A, Investor B, Investor C, and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Investor B Shares are available only through exchanges and dividend and capital gain reinvestments by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of BlackRock Cayman Global Dynamic Equity Fund I, Ltd. (the “Subsidiary”), which was a wholly-owned subsidiary of the Fund and primarily invested in commodity-related instruments. During the year ended October 31, 2013, the Subsidiary was dissolved. The Subsidiary enabled the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Intercompany accounts and transactions, if any, have been eliminated.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2017	19

Notes to Financial Statements (continued)

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

SEC Reporting Modernization: The Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

20	BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2017

Notes to Financial Statements (continued)

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2017	21

Notes to Financial Statements (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation methodologies may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of April 30, 2017, certain investments of the Fund were valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”) if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting

22	BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2017

Notes to Financial Statements (continued)

party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
State Street Bank	$2,256,816	$(2,256,816)	—

[1]

Cash collateral with a value of $2,313,938 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.80%
$1 Billion — $3 Billion	0.75%
$3 Billion — $5 Billion	0.72%
$5 Billion — $10 Billion	0.70%
Greater than $10 Billion	0.68%

With respect to the Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor B	Investor C	Class R
Distribution Fee	—	0.75%	0.75%	0.25%
Service Fee	0.25%	0.25%	0.25%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and distribution related services to the shareholders.

For the six months ended April 30, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of Fund:

Investor A	Investor B	Investor C	Class R	Total
$240,829	$701	$298,082	$6,731	$546,343

BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2017	23

Notes to Financial Statements (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions transactions based upon instructions from shareholders. For the six months ended April 30, 2017, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor B	Investor C	Class R	Total
$252	$1,839	$11	$504	$7	$2,613

For the six months ended April 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor B	Investor C	Class R	Total
$21,638	$106,824	$375	$42,278	$4,397	$175,512

Other Fees: For the six months ended April 30, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares which total $869.

For the six months ended April 30, 2017, affiliates received CDSCs as follow:

Investor A	Investor C
$4,971	$800

Expense Limitations, Waivers and Reimbursements: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived by the Manager in the Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived by the Manager in the Statement of Operations. For the six months ended April 30, 2017, the amount waived was $728.

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective February 28, 2017, the waiver became contractual through February 28, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended April 30, 2017, there were no fees waived by the manager.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The current expense limitation as a percentage of average daily net assets is as follows:

Institutional	1.15%
Investor A	1.43%
Investor B	2.29%
Investor C	2.29%
Class R	1.70%

The Manager has agreed not to reduce or discontinue these contractual expense limitations prior to March 1, 2018, unless approved by the Board, including a majority of the Independent Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund.

For the six months ended April 30, 2017, the amounts included in transfer agent fees reimbursed — class specific were as follows:

	Investor B	Class R	Total
Amount reimbursed	$124	$785	$909

For the six months ended April 30, 2017, the Fund reimbursed the Manager $2,017 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to

24	BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2017

Notes to Financial Statements (continued)

securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. If the private investment company’s weekly liquid assets fall below 30% of its total assets, BIM, as managing member of the private investment company, is permitted at any time, if it determines it to be in the best interests of the private investment company, to impose a liquidity fee of up to 2% of the value of units withdrawn or impose a redemption gate that temporarily suspends the right of withdrawal out of the private investment company. In addition, if the private investment company’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the private investment company will impose a liquidity fee in the default amount of 1% of the amount withdrawn, generally effective as of the next business day, unless BIM determines that a higher (not to exceed 2%) or lower fee level or not imposing a liquidity fee is in the best interests of the private investment company. The shares of the private investment company purchased by the Fund would be subject to any such liquidity fee or redemption gate imposed.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended April 30, 2017, the Fund paid BIM $620 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended April 30, 2017, the Fund did not participate in the Interfund Lending Program.

Officers and Trustees: Certain officers and/or trustees of the Fund are officers and/or trustees of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Trustees in the Statement of Operations.

6. Purchases and Sales:

For the six months ended April 30, 2017, purchases and sales of investments excluding short-term securities, were $49,852,200 and $94,941,170, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended October 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of April 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2017	25

Notes to Financial Statements (continued)

As of October 31, 2016, the Fund had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains of $6,553,411.

As of April 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$259,912,221

Gross unrealized appreciation	$52,926,874
Gross unrealized depreciation	(10,831,227)

Net unrealized appreciation	$42,095,647

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended April 30, 2017, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Funds.

Concentration Risk: The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investment

26	BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2017

Notes to Financial Statements (concluded)

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows

	Six Months Ended April 30, 2017		Year Ended October 31, 2016
BlackRock Long-Horizon Equity Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	921,062	$10,381,428	719,847	$8,117,798
Shares issued in reinvestment of distributions	28,793	314,990	347,663	3,977,270
Shares redeemed	(1,426,116)	(15,973,333)	(2,571,387)	(28,748,500)

Net decrease	(476,261)	$(5,276,915)	(1,503,877)	$(16,653,432)

Investor A
Shares sold	311,734	$3,588,623	465,210	$5,332,852
Shares issued in reinvestment of distributions	96,331	1,053,857	1,444,390	16,524,021
Shares redeemed	(2,765,045)	(30,831,238)	(4,573,770)	(51,503,785)

Net decrease	(2,356,980)	$(26,188,758)	(2,664,170)	$(29,646,912)

Investor B
Shares sold	—	—	—
Shares issued in reinvestment of distributions	—	—	3,673	$43,085
Shares redeemed	(19,219)	$(219,616)	(48,888)	(566,073)

Net decrease	(19,219)	$(219,616)	(45,215)	$(522,988)

Investor C
Shares sold	29,172	$324,942	191,186	$2,176,745
Shares issued in reinvestment of distributions	—	—	485,924	5,554,164
Shares redeemed	(1,542,127)	(17,192,095)	(2,374,188)	(26,539,321)

Net decrease	(1,512,955)	$(16,867,153)	(1,697,078)	$(18,808,412)

Class R
Shares sold	15,886	$178,080	104,696	$1,186,235
Shares issued in reinvestment of distributions	148	1,628	21,929	251,744
Shares redeemed	(52,350)	(585,794)	(155,690)	(1,769,641)

Net decrease	(36,316)	$(406,086)	(29,065)	$(331,662)

Total Net Decrease	(4,401,731)	(48,958,528)	(5,939,405)	(65,963,406)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2017	27

Officers and Trustees

Robert M. Hernandez, Chair of the Board and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eiszenstat, Trustee

Henry Gabbay, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

John F. O’Brien, Trustee

Donald C. Opatrny, Trustee

Roberta Cooper Ramo, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective January 31, 2017, David H. Walsh and Fred G. Weiss retired as Trustees of the Fund.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Sub-Adviser BlackRock International Limited Edinburgh, EH3 8BL United Kingdom	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

28	BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2017

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2017	29

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

30	BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2017

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LHE-4/17-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Long-Horizon Equity Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Long-Horizon Equity Fund

Date: July 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Long-Horizon Equity Fund

Date: July 5, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Long-Horizon Equity Fund

Date: July 5, 2017

3